                      SIXTH AMENDMENT TO CREDIT AGREEMENT



  THIS AMENDATORY AGREEMENT, dated as of February 26, 1994, among CARTER HAWLEY HALE STORES, INC., a Delaware corporation (the "Borrower"), various financial institutions (collectively, the "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (the "Agent") for the Lenders;


                              W I T N E S S E T H:


  WHEREAS, the parties hereto have entered into a Credit Agreement, dated as of October 8, 1992 and amended as of April 29, 1993, August 20, 1993, September 30, 1993, October 31, 1993 and December 10, 1993 (as so amended, the "Existing Credit Agreement"), and now desire to amend the Existing Credit Agreement in certain respects;

  NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                     PART I

                                  DEFINITIONS


  SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings:

   "Amended Credit Agreement" means the Existing Credit Agreement as amended by
Part II.

   "Effective Date" is defined in Part III.

   "Existing Credit Agreement" is defined in the first recital.

  SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.

                                    PART II

                                 AMENDMENTS TO
                           EXISTING CREDIT AGREEMENT


  Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1 and 2.2; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

  SUBPART 2.1. Amendments to Article 1. The definition of the term "Consolidated Net Cash Flow" in Article 1 is amended by inserting the following immediately prior to the end thereof:

  plus all net cash proceeds (after deducting all fees and expenses, including, without limitation, underwriting and brokerage commissions, fees and discounts) received by the Borrower from the sale of Common Stock, the Borrower's preferred stock or, subject to the prior written approval of the Agent, unsecured subordinated obligations of the Borrower having terms and conditions satisfactory to the Agent plus, subject to the prior written approval of the Agent, all net cash proceeds (after deducting all fees and expenses (including, without limitation, underwriting and brokerage commissions, fees and discounts) from any sale by the Borrower of all or a substantial portion of the Borrower's Accounts on terms and conditions satisfactory to the Agent (other than sales of the Borrower's Accounts to the Receivables Borrower in accordance with the terms of Accounts Receivable Financing).

  SUBPART 2.2. Amendments to Article 7. Section 7.1 of the Existing Credit Agreement is hereby amended in its entirety to read as set forth below:

   7.1  Financial Covenants.

     (a) Consolidated EBITDA. The Borrower will not permit aggregated Consolidated EBITDA during any period set forth below to be less than the amount set forth below opposite such period (except that any amount set forth below in parentheses shall be the maximum amount of permitted Consolidated EBITDA deficit for the period set forth opposite such amount):

                Period (Fiscal Months)                              Amount
                ----------------------                              ------
         February 1994                                         ($ 20,100,000)
         February 1994 - March 1994                            ($ 16,300,000)
         February 1994 - April 1994                            ($ 13,300,000)







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

         February 1994 - May 1994                              ($  6,300,000)
         February 1994 - June 1994                              $  3,200,000
         February 1994 - July 1994                              $  3,500,000
         February 1994 - August 1994                            $  5,300,000
         February 1994 - September 1994                         $  9,600,000
         February 1994 - October 1994                           $ 12,800,000
         February 1994 - November 1994                          $ 22,000,000
         February 1994 - December 1994                          $ 78,100,000
         February 1994 - January 1995                           $ 73,200,000
         March 1994 - February 1995                             $ 78,800,000
         April 1994 - March 1995                                $ 82,000,000
         May 1994 - April 1995                                  $ 85,600,000
         June 1994 - May 1995                                   $ 88,800,000
         July 1994 - June 1995                                  $ 92,600,000
         August 1994 - July 1995                                $ 96,600,000
         September 1994 - August 1995                           $100,500,000
         October 1994 - September 1995                          $104,000,000

                          (b) Consolidated Net Cash Flow. The Borrower will not permit Consolidated Net Cash Flow for any period set forth below to be less than the amount set forth below opposite such period (except that any amount set forth below in parentheses shall be the maximum amount of permitted Consolidated Net Cash Flow deficit for the period set forth opposite such amount):

                 Period (Fiscal Months)                            Amount
                 ----------------------                            ------
         February 1994                                          ($27,800,000)
         February 1994 - March 1994                             ($32,100,000)
         February 1994 - April 1994                             ($36,100,000)
         February 1994 - May 1994                               ($35,700,000)
         February 1994 - June 1994                              ($33,600,000)
         February 1994 - July 1994                              ($40,200,000)
         February 1994 - August 1994                            ($44,800,000)
         February 1994 - September 1994                         ($47,900,000)
         February 1994 - October 1994                           ($51,100,000)
         February 1994 - November 1994                          ($48,200,000)
         February 1994 - December 1994                           $   800,000
         February 1994 - January 1995                           ($10,400,000)
         February 1994 - February 1995                          ($31,600,000)
         February 1994 - March 1995                             ($32,300,000)
         February 1994 - April 1995                             ($32,500,000)
         February 1994 - May 1995                               ($16,500,000)
         February 1994 - June 1995                               $ 2,000,000
         February 1994 - July 1995                               $12,300,000
         February 1994 - August 1995                             $24,000,000
         February 1994 - September 1995                          $24,300,000




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
                 (c) Consolidated Net Inventory Ratio. The Borrower will not permit the Consolidated Net Inventory Ratio on the last day of any two consecutive Fiscal Months set forth below to exceed the percentages set forth below opposite such Fiscal Months:

                          Fiscal Month                                          Percentage
                          ------------                                          ----------
                          February 1994                                            85.3%
                          March 1994                                               87.1%
                          April 1994                                               87.2%
                          May 1994                                                 82.3%
                          June 1994                                                89.8%
                          July 1994                                                87.1%
                          August 1994                                              81.9%
                          September 1994                                           81.9%
                          October 1994                                             77.1%
                          November 1994                                            73.3%
                          December 1994                                            81.7%
                          January 1995                                             88.8%
                          February 1995                                            83.1%
                          March 1995                                               87.1%
                          April 1995                                               87.0%
                          May 1995                                                 82.7%
                          June 1995                                                89.8%
                          July 1995                                                86.5%
                          August 1995                                              78.9%
                          September 1995                                           80.1%

                 (d) Consolidated Maximum/Minimum Inventory Balance. The Borrower will not permit the aggregate amount of all inventory of the Borrower and its Subsidiaries (determined on the lower of a first-in, first-out or market basis) on the last day of any two consecutive Fiscal Months set forth below to exceed the maximum amount, or to be less than the minimum amount, set forth below opposite such Fiscal
         Months:

                 Fiscal Month                      Minimum Amount                   Maximum Amount
                 ------------                      --------------                   --------------
                 February 1994                      $390,800,000                     $440,800,000
                 March 1994                         $362,100,000                     $412,100,000
                 April 1994                         $362,000,000                     $412,000,000
                 May 1994                           $400,900,000                     $450,900,000
                 June 1994                          $364,500,000                     $414,500,000
                 July 1994                          $373,700,000                     $423,700,000
                 August 1994                        $415,400,000                     $465,400,000
                 September 1994                     $420,800,000                     $470,800,000
                 October 1994                       $471,600,000                     $521,600,000
                 November 1994                      $529,800,000                     $579,800,000
                 December 1994                      $374,700,000                     $424,700,000
                 January 1995                       $421,900,000                     $471,900,000
                 February 1995                      $422,300,000                     $472,300,000
                 March 1995                         $396,900,000                     $446,900,000
                 April 1995                         $392,600,000                     $442,600,000
                 May 1995                           $409,400,000                     $459,400,000


                 June 1995                          $365,700,000                     $415,700,000
                 July 1995                          $365,700,000                     $415,700,000
                 August 1995                        $415,700,000                     $465,700,000
                 September 1995                     $415,000,000                     $465,000,000

                 (e) Consolidated Capital Expenditures. The Borrower will not permit the aggregate amount of all Capital Expenditures of the Borrower and its Subsidiaries to exceed, during any period set forth below, the amount set forth below opposite such period:

                                   Period (Fiscal Months)                               Amount
                                   ----------------------                               ------
                 From                      Through (and including)
                 ----                      -----------------------
                 February 1994             January 1995                              $110,000,000
                 February 1995             September 1995                            $ 62,000,000;

         provided, however, that the aggregate amount of Capital Expenditures otherwise permitted pursuant to this Section 7.1(e) during the period from the February 1995 through and including the September 1995 Fiscal Months shall be increased (i) by an amount equal to the lesser of $20,000,000 or the unused portion of the allowance for Capital Expenditures for the period from February 1994 through January 1995 and (ii) by an amount equal to the lesser of $16,000,000 or 75% of the excess, if any, of Consolidated EBITDA as of the end of any Fiscal Month after February 1994 through January 1995 over the Consolidated EBITDA required to be achieved by the Borrower pursuant to Section 7.1(a) hereof as of the end of such Fiscal Month. Notwithstanding anything to the contrary set forth in this Section 7.1(e), in no event shall the aggregate amount of Capital Expenditures of the Borrower and its Subsidiaries exceed $25,000,000 during any Fiscal Month.



                                    PART III

                          CONDITIONS TO EFFECTIVENESS


         SUBPART 3.1.     Effective Date.  This Amendatory Agreement shall be
and become effective on such date (the "Effective Date") when all of the conditions set forth in Subparts 3.1.1 through 3.1.4 shall have been satisfied and thereafter shall be known, and may be referred to, as the Sixth Amendment to the Existing Credit Agreement.

         SUBPART 3.1.1.   Certificate as to Resolutions.  The Agent shall have
received a certificate, dated the Effective Date, of the Secretary or any Assistant Secretary of the Borrower as to resolutions of the Board of Directors of the Borrower authorizing this Amendatory Agreement and the transactions contemplated hereby.

         SUBPART 3.1.2.   Opinions of Counsel.  The Agent shall have received
the opinions, dated the Effective Date and addressed to each Lender, of Marc Bercoon, general counsel of the Borrower, and of Messrs. Skadden, Arps, Slate, Meagher & Flom, counsel to the Borrower, each of which shall be satisfactory in form and substance to the Agent.

         SUBPART 3.1.3.   Certain Other Conditions.  On the Effective Date:

                 (a) no Default or Event of Default under the Amended Credit Agreement shall have occurred and be continuing, and

                 (b)      the representations and warranties contained in
         Article 4 of the Amended Credit Agreement shall be true and correct in all respects as if made on and as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Amended Credit Agreement), and the Agent shall have received a certificate, dated the Effective Date and signed by the vice president - treasurer of the Borrower, with respect to each of the matters set forth in clauses (a) and (b) of this Subpart.

         SUBPART 3.1.4.   Legal Details, etc.  All documents executed or
submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Agent and its counsel.

         SUBPART 3.2.     Expiration.  If the Effective Date shall not have
occurred on or prior to March 10, 1994, the agreements of the parties contained in this Amendatory Agreement shall terminate effective immediately on such date and without any further action.

                                    PART IV

                                 MISCELLANEOUS


         SUBPART 4.1.     Cross References.  References in this Amendatory
Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendatory Agreement.
         SUBPART 4.2.     GOVERNING LAW.  THIS AMENDATORY AGREEMENT SHALL BE
DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         SUBPART 4.3.     Severability.  Any provision in this Amendatory
Agreement that is held to be inoperative, unenforceable, avoidable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, avoidable or invalid, as the case may be, without invalidating the remainder of this Amendatory Agreement, and the operation, enforceability or validity of that provision in any other jurisdiction shall not be impaired, and to this end the provisions of this Amendatory Agreement are declared to be severable.

         SUBPART 4.4.     Execution in Counterparts.  This Amendatory Agreement
may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendatory Agreement.

         SUBPART 4.5.     Successors and Assigns.  This Amendatory Agreement
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       CARTER HAWLEY HALE STORES, INC.



                                       By___________________________________

                                         Title:_____________________________


                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as the Agent and as a Lender



                                       By____________________________________

                                         Title:______________________________





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